                                                                       EXHIBIT B

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                           DECEMBER 31,         JUNE 30,
                                                               2002               2003
                                                           ------------       ------------
CURRENT ASSETS:
   Cash and cash equivalents ........................      $    304,281       $     50,164
   Investment in AOL Time Warner common stock .......           283,486            348,190
   Accounts receivable, net .........................           558,328            659,134
   Accrued unbilled revenues ........................           354,497            220,311
   Fuel stock and petroleum products ................           166,742            185,207
   Materials and supplies ...........................           185,074            182,151
   Non-trading derivative assets ....................            27,275             21,953
   Taxes receivable .................................            72,027            102,968
   Current assets of discontinued operations ........            12,505              5,113
   Prepaid expenses and other current assets ........            71,138             55,970
                                                           ------------       ------------
      Total current assets ..........................         2,035,353          1,831,161
                                                           ------------       ------------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ....................        19,852,729         19,757,347
   Less accumulated depreciation and amortization ...        (8,487,612)        (8,617,144)
                                                           ------------       ------------
      Property, plant and equipment, net ............        11,365,117         11,140,203
                                                           ------------       ------------

OTHER ASSETS:
   Goodwill, net ....................................         1,740,510          1,740,510
   Other intangibles, net ...........................            65,880             65,943
   Regulatory assets ................................         4,000,646          4,537,864
   Non-trading derivative assets ....................             3,866             14,352
   Non-current assets of discontinued operations ....            50,272             22,103
   Other ............................................           444,860            537,339
                                                           ------------       ------------
      Total other assets ............................         6,306,034          6,918,111
                                                           ------------       ------------
        TOTAL ASSETS ................................      $ 19,706,504       $ 19,889,475
                                                           ============       ============

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                            DECEMBER 31,         JUNE 30,
                                                                                                2002               2003
                                                                                            ------------       ------------
CURRENT LIABILITIES:
   Short-term borrowings .............................................................      $    347,000       $         --
   Current portion of long-term debt .................................................           810,325            295,541
   Indexed debt securities derivative ................................................           224,881            280,430
   Accounts payable ..................................................................           621,528            558,730
   Taxes accrued .....................................................................           192,570            126,395
   Interest accrued ..................................................................           197,274            171,690
   Non-trading derivative liabilities ................................................            26,387             12,697
   Regulatory liabilities ............................................................           168,173            176,554
   Accumulated deferred income taxes, net ............................................           285,214            290,940
   Deferred revenues .................................................................            48,940             95,638
   Current liabilities of discontinued operations ....................................             2,856                 --
   Other .............................................................................           286,005            235,449
                                                                                            ------------       ------------
      Total current liabilities ......................................................         3,211,153          2,244,064
                                                                                            ------------       ------------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ............................................         2,445,133          2,664,677
   Unamortized investment tax credits ................................................           230,037            221,352
   Non-trading derivative liabilities ................................................               873              2,873
   Benefit obligations ...............................................................           832,152            873,880
   Regulatory liabilities ............................................................           959,421            730,246
   Non-current liabilities of discontinued operations ................................             6,912                 --
   Other .............................................................................           698,121            739,697
                                                                                            ------------       ------------

      Total other liabilities ........................................................         5,172,649          5,232,725
                                                                                            ------------       ------------

LONG-TERM DEBT .......................................................................         9,194,320         10,085,949
                                                                                            ------------       ------------

COMMITMENTS AND CONTINGENCIES

MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ......................................               292            169,622
                                                                                            ------------       ------------

COMPANY OBLIGATED MANDATORILY REDEEMABLE PREFERRED SECURITIES OF SUBSIDIARY TRUSTS
   HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES OF THE COMPANY ......................           706,140            706,361
                                                                                            ------------       ------------

SHAREHOLDERS' EQUITY:
   Common stock (300,101,587  shares and 304,643,167 shares outstanding
      at December 31, 2002 and June 30, 2003, respectively) ..........................             3,050              3,057
   Additional paid-in capital ........................................................         3,046,043          2,869,943
   Unearned ESOP stock ...............................................................           (78,049)           (17,012)
   Retained deficit ..................................................................        (1,062,083)          (929,129)
   Accumulated other comprehensive loss ..............................................          (487,011)          (476,105)
                                                                                            ------------       ------------
      Total shareholders' equity .....................................................         1,421,950          1,450,754
                                                                                            ------------       ------------
        TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ...................................      $ 19,706,504       $ 19,889,475
                                                                                            ============       ============

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                           DECEMBER 31,         JUNE 30,
                                                               2002               2003
                                                           ------------       -----------
CURRENT ASSETS:
   Cash and cash equivalents .........................      $    70,866       $    27,588
   Accounts and notes receivable, net ................           99,304           126,624
   Accrued unbilled revenues .........................           70,385            85,046
   Materials and supplies ............................           59,941            57,222
   Taxes receivable ..................................           40,997            73,730
   Other .............................................           11,838             7,692
                                                            -----------       -----------
      Total current assets ...........................          353,331           377,902
                                                            -----------       -----------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment .....................        5,959,843         6,016,187
   Less accumulated depreciation and amortization ....       (2,122,611)       (2,194,737)
                                                            -----------       -----------
      Property, plant and equipment, net .............        3,837,232         3,821,450
                                                            -----------       -----------

OTHER ASSETS:
Other intangibles, net ...............................           39,912            39,590
Regulatory assets ....................................        3,970,007         4,507,973
Notes receivable -- affiliated companies .............          814,513           814,513
Other ................................................           66,049            91,648
                                                            -----------       -----------
      Total other assets .............................        4,890,481         5,453,724
                                                            -----------       -----------

        TOTAL ASSETS .................................      $ 9,081,044       $ 9,653,076
                                                            ===========       ===========

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
             (A WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                         LIABILITIES AND MEMBER'S EQUITY

                                                         DECEMBER 31,       JUNE 30,
                                                             2002            2003
                                                         ------------     ----------
CURRENT LIABILITIES:
   Current portion of long-term debt ...............      $   18,758      $   26,398
   Accounts payable ................................          32,362          21,152
   Accounts payable -- affiliated companies, net ...          43,662          26,804
   Notes payable -- affiliated companies, net ......         214,976         207,320
   Taxes accrued ...................................          85,205          45,209
   Interest accrued ................................          78,355          86,213
   Regulatory liabilities ..........................         168,173         176,127
   Other ...........................................          57,731          61,503
                                                          ----------      ----------
      Total current liabilities ....................         699,222         650,726
                                                          ----------      ----------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ..........       1,419,301       1,559,090
   Unamortized investment tax credits ..............          53,581          51,236
   Benefit obligations .............................          61,671          61,710
   Regulatory liabilities ..........................         940,615         706,588
   Notes payable -- affiliated companies ...........         916,400         637,400
   Accounts payable -- affiliated companies ........              --         395,516
   Other ...........................................          24,987          12,342
                                                          ----------      ----------
      Total other liabilities ......................       3,416,555       3,423,882
                                                          ----------      ----------
LONG-TERM DEBT .....................................       2,641,281       3,074,924
                                                          ----------      ----------

COMMITMENTS AND CONTINGENCIES

MEMBER'S EQUITY:
   Common stock ....................................               1               1
   Paid-in capital .................................       2,205,039       2,205,039
   Retained earnings ...............................         118,946         298,504
                                                          ----------      ----------
      Total member's equity ........................       2,323,986       2,503,544
                                                          ----------      ----------
        TOTAL LIABILITIES AND MEMBER'S EQUITY ......      $9,081,044      $9,653,076
                                                          ==========      ==========

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                                                  DECEMBER 31,         JUNE 30,
                                                                                                      2002               2003
                                                                                                  ------------       -----------
CURRENT ASSETS:
   Cash and cash equivalents ................................................................      $     9,237       $    21,245
   Accounts and notes receivable, principally customers, (net of allowance for doubtful
      accounts of $19,568 and $24,587, respectively) ........................................          380,317           352,052
   Accrued unbilled revenue .................................................................          284,112           135,265
   Accounts and notes receivable - affiliated companies, net ................................               --            45,001
   Materials and supplies ...................................................................           32,264            33,555
   Natural gas inventory ....................................................................          103,443           106,341
   Non-trading derivative assets ............................................................           27,275            21,953
   Taxes receivable .........................................................................           61,512            17,405
   Prepaid expenses .........................................................................           20,767             4,471
   Other ....................................................................................           29,998            25,911
                                                                                                   -----------       -----------
     Total current assets ...................................................................          948,925           763,199
                                                                                                   -----------       -----------

PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ............................................................        3,885,820         3,964,268
   Less accumulated depreciation ............................................................         (650,148)         (705,122)
                                                                                                   -----------       -----------
     Property, plant and equipment, net .....................................................        3,235,672         3,259,146
                                                                                                   -----------       -----------

OTHER ASSETS:
   Goodwill .................................................................................        1,740,510         1,740,510
   Other intangibles, net ...................................................................           19,878            20,253
   Non-trading derivative assets ............................................................            3,866            14,352
   Notes receivable - affiliated companies, net .............................................           39,097            37,421
   Other ....................................................................................           55,571           126,971
                                                                                                   -----------       -----------
     Total other assets .....................................................................        1,858,922         1,939,507
                                                                                                   -----------       -----------
TOTAL ASSETS ................................................................................      $ 6,043,519       $ 5,961,852
                                                                                                   ===========       ===========

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                   CONSOLIDATED BALANCE SHEETS -- (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                                                                 DECEMBER 31,      JUNE 30,
                                                                                                     2002            2003
                                                                                                 ------------    ----------
CURRENT LIABILITIES:
   Short-term borrowings ...................................................................      $  347,000      $       --
   Current portion of long-term debt .......................................................         517,616         142,145
   Accounts payable, principally trade .....................................................         465,694         329,959
   Accounts and notes payable - affiliated companies, net ..................................         101,231              --
   Interest accrued ........................................................................          49,084          61,621
   Taxes accrued ...........................................................................          57,057          54,058
   Customer deposits .......................................................................          54,081          52,383
   Non-trading derivative liabilities ......................................................           9,973           2,469
   Accumulated deferred income taxes, net ..................................................           6,557           7,422
   Other ...................................................................................         102,510          67,300
                                                                                                  ----------      ----------
       Total current liabilities ...........................................................       1,710,803         717,357
                                                                                                  ----------      ----------

OTHER LIABILITIES:
   Accumulated deferred income taxes, net ..................................................         589,332         599,940
   Benefit obligations .....................................................................         132,434         130,737
   Non-trading derivative liabilities ......................................................             873           2,873
   Other ...................................................................................         125,876         151,129
                                                                                                  ----------      ----------
       Total other liabilities .............................................................         848,515         884,679
                                                                                                  ----------      ----------
LONG-TERM DEBT .............................................................................       1,441,264       2,206,922
                                                                                                  ----------      ----------

COMMITMENTS AND CONTINGENCIES

COMPANY OBLIGATED MANDATORILY REDEEMABLE CONVERTIBLE PREFERRED SECURITIES OF SUBSIDIARY
   TRUST HOLDING SOLELY JUNIOR SUBORDINATED DEBENTURES OF THE COMPANY ......................             508             508
                                                                                                  ----------      ----------

STOCKHOLDER'S EQUITY:
   Common stock ............................................................................               1               1
   Paid-in capital .........................................................................       1,986,364       1,985,254
   Retained earnings .......................................................................          44,804         147,634
   Accumulated other comprehensive income ..................................................          11,260          19,497
                                                                                                  ----------      ----------
       Total stockholder's equity ..........................................................       2,042,429       2,152,386
                                                                                                  ----------      ----------
   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ..............................................      $6,043,519      $5,961,852
                                                                                                  ==========      ==========

                           TEXAS GENCO HOLDINGS, INC.

                          CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                  (UNAUDITED)


                                                                                              DECEMBER 31,        JUNE 30,
                                                                                                  2002               2003
                                                                                              ------------       -----------
                                              ASSETS
CURRENT ASSETS:
  Cash and cash equivalents .............................................................      $       578       $       154
  Customer accounts receivable ..........................................................           68,604           171,900
  Accounts receivable, other ............................................................            4,544             7,169
  Materials and supplies ................................................................           92,869            91,374
  Fuel stock and petroleum products .....................................................           63,298            78,866
  Prepaid expenses and other current assets .............................................            4,024             9,509
                                                                                               -----------       -----------
       Total current assets .............................................................          233,917           358,972
                                                                                               -----------       -----------
PROPERTY, PLANT AND EQUIPMENT, NET ......................................................        3,980,770         4,146,855
                                                                                               -----------       -----------
OTHER ASSETS:
  Nuclear decommissioning trust .........................................................          162,576           173,845
  Other .................................................................................           11,584            14,476
                                                                                               -----------       -----------
       Total other assets ...............................................................          174,160           188,321
                                                                                               -----------       -----------
          TOTAL ASSETS ..................................................................      $ 4,388,847       $ 4,694,148
                                                                                               ===========       ===========

                                LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable - affiliated companies, net ..........................................      $    22,652       $    11,276
  Accounts payable, fuel ................................................................           76,399           142,355
  Accounts payable, other ...............................................................           43,877            57,783
  Notes payable - affiliated companies, net .............................................           86,186           128,643
  Taxes and interest accrued ............................................................           38,591            41,854
  Deferred capacity auction revenue .....................................................           48,721            89,008
  Other .................................................................................           15,918            11,353
                                                                                               -----------       -----------
       Total current liabilities ........................................................          332,344           482,272
                                                                                               -----------       -----------
OTHER LIABILITIES:
  Accumulated deferred income taxes, net ................................................          813,246           856,384
  Unamortized investment tax credit .....................................................          170,569           164,496
  Nuclear decommissioning reserve .......................................................          139,664           191,242
  Benefit obligations ...................................................................           15,751            17,086
  Accrued reclamation costs .............................................................           39,765             3,991
  Notes payable - affiliated companies, net .............................................           18,995            19,006
  Other .................................................................................           34,470            54,306
                                                                                               -----------       -----------
       Total other liabilities ..........................................................        1,232,460         1,306,511
                                                                                               -----------       -----------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
  Common stock (80,000,000 shares outstanding at December 31, 2002 and June 30, 2003,
    respectively) .......................................................................                1                 1
  Additional paid-in capital ............................................................        2,878,502         2,878,502
  Retained earnings (deficit) ...........................................................          (54,460)           26,862
                                                                                               -----------       -----------
       Total Shareholders' Equity .......................................................        2,824,043         2,905,365
                                                                                               -----------       -----------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ....................................      $ 4,388,847       $ 4,694,148
                                                                                               ===========       ===========